UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

Arvinas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38672	47-2566120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Science Park 395 Winchester Ave. New Haven, Connecticut	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 535-1456

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 14, 2022, Arvinas, Inc. (the “Company”) issued a press release announcing completed data from the dose escalation portion of the Phase 1 clinical trial and interim data from the ARDENT Phase 2 dose expansion of its PROTAC® protein degrader bavdegalutamide (ARV-110) in men with metastatic castration-resistant prostate cancer. The Company will present the updated data on a conference call and webcast on February 17, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 14, 2022, the Company announced completed data from the dose escalation portion of the Phase 1 clinical trial and interim data from the ARDENT Phase 2 dose expansion of bavdegalutamide in men with metastatic castration-resistant prostate cancer (“mCRPC”) as of the abstract data cut-off date of August 26, 2021.

Efficacy

Across 140 biomarker-evaluable patients with ≥1 month of prostate-specific antigen (“PSA”) follow-up in the completed Phase 1 dose escalation and ongoing Phase 2 ARDENT expansion cohort the Company reported evidence of anti-tumor activity and patient benefit, including:

•	Reduced PSA levels greater than or equal to 50% (“PSA50”) rate of 46% in patients with AR T878X/H875Y (where T878X = T878A or T878S) tumor mutations (n=26);

•	Two confirmed RECIST (Response Evaluation Criteria in Solid Tumors) partial responses out of seven RECIST-evaluable patients with AR T878X/H875Y tumor mutations; and

•

PSA50 rate of 26% (five of 19) in evaluable patients in the subgroup defined as “less pretreated” (having received only one prior novel hormonal agent and no prior chemotherapy). The “less pretreated” subgroup had a similar circulating tumor DNA molecular profile to the more pretreated, biomarker-defined subgroups in the ARDENT trial; a majority of patients with PSA50 declines in this group had tumors with the AR T878X/H875Y mutations.

Safety

As of the data cut-off date, bavdegalutamide had a manageable tolerability profile at the recommended Phase 2 dose (“RP2D”) of 420 mg. The majority of treatment-related adverse events (“TRAEs”) were Grade 1/2 and there were no Grade ≥4 TRAEs in the 113 patients treated at the RP2D. The most common TRAEs of any grade at the RP2D across the completed Phase 1 and the ongoing Phase 2 ARDENT expansion cohort were nausea (Grade 1/2: 42%; Grade 3: 1%), fatigue (Grade 1/2: 27%; Grade 3: 1%), vomiting (Grade 1/2: 23%; Grade 3: 1%), decreased appetite (Grade 1/2: 19%; Grade 3: 0), diarrhea (Grade 1/2: 15%; Grade 3: 2%), and alopecia (Grade 1/2: 11%).

The Company plans to initiate a pivotal trial by year end 2022 evaluating bavdegalutamide in patients with mCRPC who have progressed on or after novel hormonal agents and have tumors that harbor AR T878X/H875Y tumor mutations.

Additional data from the completed Phase 1 and interim results from the ongoing Phase 2 ARDENT trial will be presented on Thursday, February 17, 2022 at ASCO GU. The data cut-off date for data in the rapid abstract session and the poster session at ASCO GU was December 20, 2021.

Abstract details are as follows:

Abstract Title: Phase 1/2 study of ARV-110, an androgen receptor (AR) PROTAC degrader, in metastatic castration-resistant prostate cancer (mCRPC)

Session Title: Poster Session A: Prostate Cancer

Session Date: Thursday, February 17, 2022

Session Time: 2:30 – 4:00 p.m. ET

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 14, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K, including the document furnished as Exhibit 99.1 hereto, contains forward-looking statements that involve substantial risks and uncertainties, including statements regarding the potential advantages and therapeutic benefits of bavdegalutamide, the development and regulatory status of bavdegalutamide and the Company’s other product candidates, and the timing of clinical trials and data from those trials and plans for registration for the Company’s product candidates, and the potential commercialization of any of the Company’s product candidates. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of various risks and uncertainties, including but not limited to: whether the Company and Pfizer, as applicable, will be able to successfully conduct and complete clinical development for ARV-471, bavdegalutamide, ARV-766 and the Company’s other product candidates, including whether the Company initiates and completes clinical trials for the Company’s product candidates, and receives results from the Company’s clinical trials on the Company’s expected timelines, or at all, and other important factors discussed in the “Risk Factors” sections contained in the Company’s quarterly and annual reports on file with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views with respect to future events, and the Company assumes no obligation to update any forward-looking statements except as required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2022	ARVINAS, INC.

	By:	/s/ Sean Cassidy
Sean Cassidy
Chief Financial Officer